UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2002

ANTHEM, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On November 4, 2002, each of the Principal Executive Officer, Larry C. Glasscock, and the Principal Financial Officer, Michael L. Smith, of Anthem, Inc. submitted to the Securities and Exchange Commission Certifications pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2002
ANTHEM, INC.

By:	/s/ Michael L. Smith
Name: Michael L. Smith Title: Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 of Principal Executive Officer dated November 4, 2002

99.2	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 of Principal Financial Officer dated November 4, 2002

4